UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2010

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today, August 3, 2010, the Registrant is issuing a press release (furnished herewith as Exhibit 99.1 to this report) announcing its fiscal year 2010 third quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure below.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective July 29, 2010, the employment agreement dated as of November 3, 1999, as amended (the “Employment Agreement”), between the Registrant and A.S. Barclay, Senior Vice President, Secretary and General Counsel of Registrant (the “executive”) was further amended (the “Amendment”) to extend, in the case of a termination as described below, from one year to two years the period for which the executive will receive (i) the continuation of her then-current base salary and bonus (bonus calculated using the annual percentage of base salary for the last fiscal year prior to termination), and (ii) continuation of her perquisites and certain employee benefits.  Such a termination would exist if the executive’s employment is terminated by the Registrant other than for cause, or if the executive terminates her employment following certain actions by the Registrant, such as failing to comply with the Employment Agreement, materially reducing the executive’s responsibilities or requiring the executive to relocate.  The Amendment is filed herewith as Exhibit 10.1.  The description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

If the executive’s employment is terminated in connection with a Change of Control (as defined), she will not receive the foregoing benefits, and will receive instead the benefits payable under the Registrant’s Severance Plan.

For further information concerning the Employment Agreement as in effect prior to the Amendment, reference is hereby made to the description under the caption “Employment Agreements” beginning on page 19 in the Registrant’s proxy statement filed December 22, 2009 with the Securities and Exchange Commission, which description is incorporated herein by reference as Exhibit 99.2.

ITEM 7.01                      REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal year 2010 third quarter financial and operating results.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. central time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases”, although the Registrant reserves the right to discontinue that availability at any time.

NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.1 contains the financial measures “EBIT” and “EBIT margin”, which are not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), in order to provide investors and management with an alternative method for assessing the Registrant’s operating results in a manner that is focused on the performance of the Registrant’s ongoing operations.

The Registrant defines EBIT as earnings before interest and taxes from continuing operations.  The Registrant defines EBIT margin as EBIT as a percent of net sales. The Registrant’s management evaluates the performance of its operating segments based in part on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant’s business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The Registrant believes that the presentation of EBIT and EBIT margin provides important supplemental information to management and investors regarding financial and business trends relating to the Registrant’s financial condition and results of operations.  The Registrant’s management believes that these measures provide an alternative method for assessing the Registrant’s expected future performance that is useful because it facilitates comparisons with other companies in the Utility Solutions Group segment industry, many of which use similar non-GAAP financial measures to supplement their GAAP results.  The Registrant provides this information to investors to enable them to perform additional analyses of present and future operating performance, compare the Registrant to other companies, and evaluate the Registrant’s ongoing financial operations.

The presentation of the information described above is intended to supplement investors’ understanding of the Registrant’s operating performance. The Registrant’s non-GAAP financial measures may not be comparable to other companies’ non-GAAP financial performance measures. Furthermore, the use of these measures is not intended to replace net earnings (loss), cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.                                Description of Exhibit

10.1	Fourth Amendment to Employment Agreement with A.S. Barclay, dated July 29, 2010

99.1	Press Release dated August 3, 2010

99.2
Description under the caption “Employment Agreements” beginning on page 19 in the Registrant’s proxy statement filed December 22, 2009 with the Securities and Exchange Commission, which description is incorporated herein by reference

OTHER MATTERS

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: August 3, 2010	By: /s/ G.E. Muenster
G.E. Muenster
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description of Exhibit

10.1 Fourth Amendment to Employment Agreement with A.S. Barclay, dated July 29, 2010
99.1 Press Release dated August 3, 2010